SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              ____________

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 6,1998


                       CULLEN/FROST BANKERS, INC.
                       --------------------------
               (Exact name of issuer as specified in its charter)






     Texas                0-7275                       74-1751768
  ------------      ----------------------         -------------------
   (State of       (Commission File Number)         (IRS Employer
 incorporation)                                      Identification No.)




100 West Houston Street, San Antonio, Texas        78205
--------------------------------------------     ----------
(Address of principal executive offices)         (Zip Code)


        (210) 220-4011
-------------------------------
(Registrant's telephone number,
  including area code)

Item 5. Other Events
          The following exhibit is filed herewith:

Exhibit
Number   Description

99.1 Audited consolidated financial statements of Cullen/Frost Bankers, Inc. and Subsidiaries as of and for the year ended December 31, 1997, as filed in Cullen/Frost Bankers, Inc.'s 1997 Report on Form 10-K, revised to disclose the subsequent event consisting of the merger, on May 29, 1998, of Overton Bancshares, Inc., and the related report of the independent auditors thereon.

                                      SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under signed thereunto duly authorized.

                                                 CULLEN/FROST BANKERS, INC.

                                              By /s/ Phillip D. Green
                                                 ----------------------
                                                 Phillip D. Green
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer




Date:  August 6, 1998

                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number    Description                                       Method of Filing
------    -------------------------                         -----------------
99.1      Audited Consolidated Financial Statement          Filed herewith
          of Cullen/Frost Bankers, Inc. and Subsidiaries as of and for the year ended December 31, 1997 as filed in Cullen/Frost Bankers, Inc.'s 1997
          Report on Form 10-K, revised to disclose the susequent event consisting of the merger, on May 29, 1998 of Overton Bancshares, Inc. and the related report of the independent auditors theron.